UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2021

THC Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55994	26-0164981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11700 W Charleston Blvd. #73 Las Vegas, Nevada	89135
(Address of principal executive offices)	(Zip Code)

(833)-420-8428

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On December 28, 2021 (the “Effective Date”), THC Therapeutics, Inc. (the “Company”) and Five Points Consulting, LLC, a Nevada limited liability company (the “Consultant”), entered into a Consulting Agreement (the “Consulting Agreement”) pursuant to which (i) the Company retained the Consultant to serve as management and cannabis industry consultant, (ii) the Company agreed to pay the Consultant $29,666.66 per month, and (iii) the Company agreed to issue the Consultant or its assignee(s) non-qualified stock options (the “Options”) to purchase 3,000,000 shares of common stock of the Company, exercisable for five (5) years from the Effective Date, having an exercise price per share equal to the 10-day volume weighted average price (VWAP) of the Company’s common stock immediately preceding and including the Effective Date, and vesting upon the earlier of (a) the Company’s generation of $25,000,000 in annual revenue, (b) two (2) years following the Effective Date, or (c) or a change of control of the Company as defined in the Consulting Agreement. The Consulting Agreement can be terminated by either party by providing 10 days’ notice of termination to the other party.

The foregoing description of the Consulting Agreement is qualified in its entirety by the full text of the Consulting Agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this report.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated by reference into this Item 3.02. The Company will be issuing the Options to the Consultant or its assignee(s) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as there has been and will be no general solicitation in connection with the offering, and the transaction will not involve a public offering.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Consulting Agreement, by and between THC Therapeutics, Inc., and Five Points Consulting, LLC, dated December 28, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THC Therapeutics, Inc.

Dated: January 3, 2022	By:	/s/ Brandon Romanek
Brandon Romanek
Chief Executive Officer

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